                                                                    EXHIBIT 99.1

                           GREEN TREE FINANCIAL CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1999 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 1999-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of September, 1999.

                                        GREEN TREE FINANCIAL CORP.

                                        BY: /s/ Phyllis A. Knight
                                            ----------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1999 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 1999-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 1, 1999 to August 31, 1999 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of September, 1999.

                                        GREEN TREE FINANCIAL CORP.

                                        BY: /s/ Phyllis A. Knight
                                            -----------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - D
                                 MONTHLY REPORT
                                   AUGUST 1999

                                                      Distribution Date: 9/15/99
                                                           CUSIP# 393505 2Y7 2Z4
                                                                     3A8 3B6 3C4
                                                                     3D2 3E0 3F7
                                                                     3G5 3H3 3J9
                                                        Trust Account: 3337701-0

    1.   Amount Available (including Monthly Servicing Fee)                                          $ 6,257,574.94
                                                                                                     --------------
    2.   Formula Principal Distribution Amount:

         (a)  Scheduled Principal                                               $684,614.46
                                                                                -----------
         (b)  Principal Prepayments                                              601,936.21
                                                                                -----------
         (c)  Substituted Loans                                                  762,127.12
                                                                                -----------
         (d)  Repurchases                                                              0.00
                                                                                -----------
         (e)  Previously undistributed (a)-(d) amounts                                 0.00
                                                                                -----------
         (f)  Pre-Funded Fixed Rate Amount, if any
              (Post-Funding Payment Date)                                              0.00
                                                                                -----------
                                                 Total Principal                                     $ 2,048,677.79
                                                                                                     --------------
    3.   Senior Percentage                                                                              100%
                                                                                                     --------------
    4.   Class B Percentage                                                                                      0%
                                                                                                     --------------
    5.   Class A-7 IO Notional Principal Amount                                                      $50,000,000.00
                                                                                                     --------------
Class A Certificates
--------------------

         Interest

    6.   Aggregate Current Interest

         (a)  Class A-1 Pass-through Rate                                             6.29%
                                                                                      -----
         (b)  Class A-1 Interest                                                                     $   531,155.56
                                                                                                     --------------
         (c)  Class A-2 Pass-through Rate                                             7.05%
                                                                                      -----
         (d)  Class A-2 Interest                                                                     $   334,875.00
                                                                                                     --------------
         (e)  Class A-3 Pass-through Rate                                             7.30%
                                                                                      -----
         (f)  Class A-3 Interest                                                                     $   215,755.56
                                                                                                     --------------
         (g)  Class A-4 Pass-through Rate                                             7.56%
                                                                                      -----
         (h)  Class A-4 Interest                                                                     $   127,680.00
                                                                                                     --------------
         (I)  Class A-5 Pass-through Rate                                             7.88%
                                                                                      -----
         (j)  Class A-5 Interest                                                                     $   149,720.00
                                                                                                     --------------
         (k)  Class A-6 Pass-through Rate                                             7.61%
                                                                                      -----
         (l)  Class A-6 Interest                                                                     $   140,573.61
                                                                                                     --------------
         (m)  Class A-7 IO Pass-through Rate                                          6.50%
                                                                                      -----
         (n)  Class A-7 IO Interest                                                                  $   171,527.78
                                                                                                     --------------

    7.   Amount applied to Unpaid Class A Interest Shortfall                                         $         0.00
                                                                                                     --------------

    8.   Remaining Unpaid Class A Interest Shortfall                                                 $         0.00
                                                                                                     --------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - D
                                 MONTHLY REPORT
                                   AUGUST 1999
                                     PAGE 2

                                                      Distribution Date: 9/15/99
                                                           CUSIP# 393505 2Y7 2Z4
                                                                     3A8 3B6 3C4
                                                                     3D2 3E0 3F7
                                                                     3G5 3H3 3J9
                                                        Trust Account: 3337701-0

Class M-1 Certificates
----------------------

    9.   Amount Available less all preceding distributions                                           $ 4,586,287.43
                                                                                                     --------------

         Interest on Class M-1 Adjusted Principal Balance

   10.   Class M-1 Adjusted Principal Balance                                                        $28,000,000.00
                                                                                                     --------------

   11.   Current Interest
         (a)  Class M-1 Pass-through Rate                                             8.35%
              (or the Adjusted Weighted Average Loan Rate, if less)                   -----

         (b)  Class M-1 Interest                                                                     $   123,394.44
                                                                                                     --------------
   12.   Amount applied to Unpaid Class M-1 Interest Shortfall                                       $         0.00
                                                                                                     --------------

   13.   Remaining Unpaid Class M-1 Interest Shortfall                                               $         0.00
                                                                                                     --------------

Class M-2 Certificates
----------------------

   14.   Amount Available less all preceding distributions                                           $ 4,462,892.99
                                                                                                     --------------

         Interest on Class M-2 Adjusted Principal Balance

   15.   Class M-2 Adjusted Principal Balance                                                        $28,000,000.00
                                                                                                     --------------

   16.   Current Interest
         (a)  Class M-2 Pass-through Rate                                             8.88%
              (or the Adjusted Weighted Average Loan Rate, if less)                   -----

         (b)  Class M-2 Interest                                                                     $   131,226.67
                                                                                                     --------------

   17.   Amount applied to Unpaid Class M-2 Interest Shortfall                                       $         0.00
                                                                                                     --------------

   18.   Remaining Unpaid Class M-2 Interest Shortfall                                               $         0.00
                                                                                                     --------------

Class B-1 Certificates
----------------------

   19.   Amount Available less all preceding distributions                                           $ 4,331,666.32
                                                                                                     --------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - D
                                 MONTHLY REPORT
                                   AUGUST 1999
                                     PAGE 3

                                                      Distribution Date: 9/15/99
                                                           CUSIP# 393505 2Y7 2Z4
                                                                     3A8 3B6 3C4
                                                                     3D2 3E0 3F7
                                                                     3G5 3H3 3J9
                                                        Trust Account: 3337701-0

         Interest on Class B-1 Adjusted Principal Balance

   20.   Class B-1 Adjusted Principal Balance                                                        $ 16,250,000.00
                                                                                                     ---------------

   21.   Current Interest

         (a)  Class B-1 Pass-through Rate                                           10.374%
              (Adjusted Weighted Average Loan Rate, if less)                        -------

         (b)  Class B-1 Interest                                                                     $     88,971.46
                                                                                                     ---------------

   22.   Amount applied to Unpaid Class B-1 Interest Shortfall                                       $          0.00
                                                                                                     ---------------

   23.   Remaining Unpaid Class B-1 Interest Shortfall                                               $          0.00
                                                                                                     ---------------

Class A Certificates
--------------------

   24.   Amount Available less all preceding distributions                                           $  4,242,694.86
                                                                                                     ---------------

         Principal

   25.   Class A-6 Lockout Percentage for such Payment Date                                                    0.00%
                                                                                                     ---------------

   26.   Class A Principal Distribution:

         (a)  Class A-6 Lockout Pro Rata Distribution Amount                                         $          0.00
                                                                                                     ---------------
         (b)  Balance of Senior Percentage of Formula Principal                                      $          0.00
              Distribution Amount:                                                                   ---------------

                 (i)  Class A-1                                                                      $  2,048,677.79
                                                                                                     ---------------
                (ii)  Class A-2                                                                      $          0.00
                                                                                                     ---------------
               (iii)  Class A-3                                                                      $          0.00
                                                                                                     ---------------
                (iv)  Class A-4                                                                      $          0.00
                                                                                                     ---------------
                 (v)  Class A-5                                                                      $          0.00
                                                                                                     ---------------
                (vi)  Class A-6                                                                      $          0.00
                                                                                                     ---------------

   27.   Class A Principal Balance:

         (c)  Class A-1 Principal Balance                                                            $157,951,322.21
                                                                                                     ---------------
         (d)  Class A-2 Principal Balance                                                            $ 90,000,000.00
                                                                                                     ---------------
         (e)  Class A-3 Principal Balance                                                            $ 56,000,000.00
                                                                                                     ---------------
         (f)  Class A-4 Principal Balance                                                            $ 32,000,000.00
                                                                                                     ---------------
         (g)  Class A-5 Principal Balance                                                            $ 36,000,000.00
                                                                                                     ---------------
         (g)  Class A-6 Principal Balance                                                            $ 35,000,000.00
                                                                                                     ---------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - D
                                 MONTHLY REPORT
                                   AUGUST 1999
                                     PAGE 4

                                                      Distribution Date: 9/15/99
                                                           CUSIP# 393505 2Y7 2Z4
                                                                     3A8 3B6 3C4
                                                                     3D2 3E0 3F7
                                                                     3G5 3H3 3J9
                                                        Trust Account: 3337701-0

   28.   Amount, if any, by which Class A Formula Principal Distribution Amount
         exceeds the amount distributed pursuant to item (26)                                        $         0.00
                                                                                                     --------------

Class M-1 Certificates
----------------------

   29.   Amount Available less all preceding distributions                                           $ 2,194,017.07
                                                                                                     --------------

         Principal

   30.   Class M-1 Principal Distribution                                                            $         0.00
                                                                                                     --------------

   31.   Class M-1 Principal Balance                                                                 $28,000,000.00
                                                                                                     --------------

   32.   Amount, if any, by which the amount in clause (c) of the Class M-1
         Formula Distribution Amount exceeds the amount distributed pursuant
         to item (30)                                                                                $         0.00
                                                                                                     --------------

Class M-2 Certificates
----------------------

   33.   Amount Available less all preceding distributions                                           $ 2,194,017.07
                                                                                                     --------------
         Principal

   34.   Class M-2 Principal Distribution                                                            $         0.00
                                                                                                     --------------

   35.   Class M-2 Principal Balance                                                                 $28,000,000.00
                                                                                                     --------------

   36.   Amount, if any, by which the amount in clause (c) of the Class M-2
         Formula Distribution Amount (the "Class M-2 Formula Principal
         Distribution Amount") exceeds the amount distributed pursuant to item (34)                  $         0.00
                                                                                                     --------------

Class B Principal Distribution Tests
(tests must be satisfied on and after the Payment Date occurring in August 2002)

   37.   Average Sixty-Day Deliquency Ratio Test

         (a)  Sixty-Day Delinquency Ratio for current Payment Date                                            0.01%
                                                                                                     --------------
         (b)  Average Sixty-Day Delinquency Ratio Test (arithmetic of ratios for
              this month and two preceding months; may not exceed 20%)                                        0.00%
                                                                                                     --------------

   38.   Average Thirty-Day Delinquency Ratio Test

         (a)  Thirty-Day Delinquency Ratio for current Payment Date                                           0.19%
                                                                                                     --------------
         (b)  Average Thirty-Day Delinquency Ratio Test ( arithmetic average of
              ratios for this month and two preceding months; may not exceed 12%)                             0.06%
                                                                                                     --------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - D
                                 MONTHLY REPORT
                                   AUGUST 1999
                                     PAGE 5

                                                      Distribution Date: 9/15/99
                                                           CUSIP# 393505 2Y7 2Z4
                                                                     3A8 3B6 3C4
                                                                     3D2 3E0 3F7
                                                                     3G5 3H3 3J9
                                                        Trust Account: 3337701-0

   39.   Cumulative Realized Losses Test

         (a)  Cumulative Realized Losses for current Payment Date (as a percentage
              of Cut-off Date Pool Principal Balance: may not exceed 7.5%.)                                   0.00%
                                                                                                     --------------

   40.   Current Realized Losses Test

         (a)  Current Realized Losses for current Payment Date                                       $         0.00
                                                                                                     --------------
         (b)  Current Realized Loss Ratio (total Realized Losses for most recent six months, multiplied by 2, divided by arithmetic
              average of Pool Scheduled Principal Balance for sixth preceding
              Payment Date and for current Payment Date; may not exceed 2.0%)                                 0.00%
                                                                                                     --------------

   41.   Class B Principal Balance Test

         (a)  Class B Principal Balance plus Over-collateralization Adjustment
              Amount divided by Pool scheduled Principal Balance for prior
              Payment Date (must equal or exceed 14%)                                                         7.00%
                                                                                                     --------------

Class B-1 Certificates
----------------------

   42.   Amount Available less all preceding distributions                                           $ 2,194,017.07
                                                                                                     --------------
         Principal

   43.   Class B-1 Principal Distribution                                                            $         0.00
                                                                                                     --------------

   44.   Class B-1 Principal Balance                                                                 $16,250,000.00
                                                                                                     --------------

   45.   Amount, if any, by which the amount in clause (c) of the Class B-1
         Formula Distribution Amount exceeds the amount distributed pursuant
         to item (43)                                                                                $         0.00
                                                                                                     --------------

Class M-1 Certificates
----------------------

   46.   Amount Available less all preceding distributions                                           $ 2,194,017.07
                                                                                                     --------------
         Liquidation Loss Interest

   47.   Class M-1 Formula Liquidation Loss Interest Distribution Amount                             $         0.00
                                                                                                     --------------

   48.   Amount applied to Unpaid Class M-1 Liquidation Loss Interest Shortfall                      $         0.00
                                                                                                     --------------

   49.   Remaining Unpaid Class M-1 Liquidation Loss Interest Shortfall                              $         0.00
                                                                                                     --------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - D
                                 MONTHLY REPORT
                                   AUGUST 1999
                                     PAGE 6

                                                      Distribution Date: 9/15/99
                                                           CUSIP# 393505 2Y7 2Z4
                                                                     3A8 3B6 3C4
                                                                     3D2 3E0 3F7
                                                                     3G5 3H3 3J9
                                                        Trust Account: 3337701-0

Class M-2 Certificates
----------------------

   50.   Amount Available less all preceding distributions                                           $2,194,017.07
                                                                                                     -------------
         Liquidation Loss Interest

   51.   Class M-2 Formula Liquidation Loss Interest Distribution Amount                             $        0.00
                                                                                                     -------------

   52.   Amount applied to Unpaid Class M-2 Liquidation Loss Interest Shortfall                      $        0.00
                                                                                                     -------------

   53.   Remaining Unpaid Class M-2 Liquidation Loss Interest Shortfall                              $        0.00
                                                                                                     -------------

Class B-1 Certificates
----------------------

   54.   Amount Available less all preceding distributions                                           $2,194,017.07
                                                                                                     -------------
         Liquidation Loss Interest

   55.   Class B-1 Formula Liquidation Loss Interest Distribution Amount                             $        0.00
                                                                                                     -------------

   56.   Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall                      $        0.00
                                                                                                     -------------

   57.   Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                              $        0.00
                                                                                                     -------------

Class B-2 Certificates
----------------------

   58.   Amount Available less all preceding distributions                                           $2,194,017.07
                                                                                                     -------------
         Interest

   59.   Current Interest

         (a)  Class B-2 Pass-through Rate                                           11.361%
              (or the Adjusted Weighted Average Loan Rate, if less)                 -------

         (b)  Class B-2 Interest                                                                     $  112,426.56
                                                                                                     -------------

   60.   Amount applied to Unpaid Class B-2 Interest Shortfall                                       $        0.00
                                                                                                     -------------

   61.   Remaining Unpaid Class B-2 Interest shortfall                                               $        0.00
                                                                                                     -------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - D
                                 MONTHLY REPORT
                                   AUGUST 1999
                                     PAGE 7

                                                      Distribution Date: 9/15/99
                                                           CUSIP# 393505 2Y7 2Z4
                                                                     3A8 3B6 3C4
                                                                     3D2 3E0 3F7
                                                                     3G5 3H3 3J9
                                                        Trust Account: 3337701-0

         Principal

   62.   Class B-2 Principal Distribution                                                            $          0.00
                                                                                                     ---------------

   63.   Class B-2 Guaranty Payment                                                                  $          0.00
                                                                                                     ---------------

   64.   Class B-2 Principal Balance                                                                 $ 18,750,000.00
                                                                                                     ---------------

   65.   Amount, if any, by which Class B2 Formula Distribution Amount plus
         Class B-2 Liquidation Loss Principal Amount exceeds Class B2
         Distribution Amount                                                                         $          0.00
                                                                                                     ---------------

Class A, Class M, and Class B Certificates
------------------------------------------

   66.   Pool Scheduled Principal Balance                                                            $497,951,322.21
                                                                                                     ---------------

   67.   Pool Factors

         (a)  Class A-1 Pool Factor                                                                        .98719576
                                                                                                     ---------------
         (b)  Class A-2 Pool Factor                                                                       1.00000000
                                                                                                     ---------------
         (c)  Class A-3 Pool Factor                                                                       1.00000000
                                                                                                     ---------------
         (d)  Class A-4 Pool Factor                                                                       1.00000000
                                                                                                     ---------------
         (e)  Class A-5 Pool Factor                                                                       1.00000000
                                                                                                     ---------------
         (f)  Class A-6 Pool Factor                                                                       1.00000000
                                                                                                     ---------------
         (g)  Class M-1 Pool Factor                                                                       1.00000000
                                                                                                     ---------------
         (h)  Class M-2 Pool Factor                                                                       1.00000000
                                                                                                     ---------------
         (i)  Class B-1 Pool Factor                                                                       1.00000000
                                                                                                     ---------------
         (j)  Class B-2 Pool Factor                                                                       1.00000000
                                                                                                     ---------------

   68.   Loans Delinquent:

         (a)  31-59 days                         871,383.00          17
                                                 ----------      ------------
         (b)  60-89 days                          55,014.00           2
                                                 ----------      ------------
         (c)  90 or more days                          0.00           0
                                                 ----------      ------------

   69.   Principal Balance of Defaulted Loans                                                        $          0.00
                                                                                                     ---------------

   70.   Number of Liquidated Loans and Net Liquidated Loss                     #     0              $          0.00
                                                                                -----------          ---------------

   71.   Number of Loans Remaining                                                                         8,477
                                                                                                     ---------------

   72.   Pre-Funded                                                                                  $          0.00
                                                                                                     ---------------

                        GREEN TREE FINANCIAL CORPORATION
                       CERTIFICATES FOR HOME EQUITY LOANS
                                GREEN TREE TRUST
                                    1999 - D
                                 MONTHLY REPORT
                                   AUGUST 1999
                                     PAGE 8

                                                      Distribution Date: 9/15/99
                                                           CUSIP# 393505 2Y7 2Z4
                                                                     3A8 3B6 3C4
                                                                     3D2 3E0 3F7
                                                                     3G5 3H3 3J9
                                                        Trust Account: 3337701-0

Company
-------

   73.   Monthly Servicing Fee (.50%)                                                                $  208,333.33
                                                                                                     -------------

Company
-------

   74.   Class B-2 Guaranty Fee (3.00%)                                                              $1,250,000.00
                                                                                                     -------------

Class C Subsidiary Certificates
-------------------------------

   75.   Class C Subsidiary residual payment                                                         $        0.00
                                                                                                     -------------

Class C Master Certificates
---------------------------

   76.   Class C Master Distribution Amount                                                          $  623,257.18
                                                                                                     -------------


Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.